UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2005

CATALYTICA ENERGY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31953	77-0410420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1388 North Tech Boulevard, Gilbert, AZ  85233

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (480) 556-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On September 22, 2005, the Compensation Committee of the Board of Directors of Catalytica Energy Systems, Inc. (the “Registrant”) approved, among other things, Retention Agreements with Ralph Dalla Betta, an executive officer of the Company, and Joseph Barry, attached hereto as Exhibits 10.1 and 10.2, respectively.  On September 27, 2005, the Registrant entered into Retention Agreements with Ralph Dalla Betta and Joseph Barry:

•                  The Retention Agreement by and between the Registrant and Ralph Dalla Betta, dated as of September 27, 2005 (the “Dalla Betta Agreement”), among other things, provides that:

•                  if Mr. Dalla Betta is involuntarily terminated other than for cause at any time prior to an announcement of a change of control or on or after the date that is twenty-four (24) months following a change of control or the announcement of a change of control, whichever comes later, then Mr. Dalla Betta shall be entitled to receive the following severance benefits: (i) a cash payment equal to one hundred percent (100%) of his annual compensation, and (ii) subsidized COBRA premiums for up to a maximum of twelve (12) months following Mr. Dalla Betta’s termination date.

•                  if Mr. Dalla Betta is involuntarily terminated other than for cause at any time after an announcement of a change of control and prior to twenty-four (24) months following a change of control or the announcement of a change of control, whichever comes later, then Mr. Dalla Betta shall be entitled to receive the following severance benefits: (i) a cash payment equal to two hundred percent (200%) of his annual compensation (ii) a pro rata portion of Mr. Della Betta’s current year bonus award, less any change of control retention payments already paid to him; (iii) one hundred percent (100%) Registrant-paid health, dental and life insurance coverage; and (iv) full acceleration of the vesting with respect to one hundred percent (100%) of the unvested portion of any stock option or restricted stock (including restricted stock units) held by Mr. Dalla Betta.

•                  in the event of a change of control wherein Mr. Dalla Betta is employed by the acquiring entity in the position of Chief Technical Officer or a greater position, then Mr. Dalla Betta shall receive cash retention payments equal to two-thirds of his annual compensation on the following dates (subject to Mr. Della Betta remaining employed by the acquiring entity through such dates):

•                  on the date of the change of control;

•                  on the date six months following the change of control; and

•                  on the one-year anniversary of the change of control.

•                  The Retention Agreement by and between the Registrant and Joseph Barry, dated as of September 27, 2005 (the “Barry Agreement”), among other things, provides that:

•                  if Mr. Barry is involuntarily terminated other than for cause at any time prior to an announcement of a change of control or on or after the date that is twenty-four (24) months following a change of control or the announcement of a change of control, whichever comes later, then Mr. Barry shall be entitled to receive the following severance benefits: (i) a cash payment equal to one hundred percent (100%) of his annual compensation, and (ii) subsidized COBRA premiums for up to a maximum of twelve (12) months following Mr. Barry’s termination date.

•                  if Mr. Barry is involuntarily terminated other than for cause at any time after an announcement of a change of control and prior to twenty-four (24) months following a change of control or the announcement of a change of control, whichever comes later, then Mr. Barry shall be entitled to receive the following severance benefits: (i) a cash payment equal to two hundred percent (200%) of his annual compensation, (ii) a pro rata portion of Mr. Barry’s current year bonus award, less any change of control retention payments already paid to him; (iii) one hundred percent (100%) Registrant-paid health, dental and life insurance coverage; and (iv) full acceleration of the vesting with respect to one hundred percent (100%) of the unvested portion of any stock option or restricted stock (including restricted stock units) held by Mr. Barry.

•                  in the event of a change of control wherein Mr. Barry is employed by the acquiring entity in the position of Vice President of Engineering and Program Management or a greater position, then Mr. Barry shall receive cash retention payments equal to one-third of his annual compensation on the following dates (subject to Mr. Barry remaining employed by the acquiring entity through such dates):

•                  on the date of the change of control;

•                  on the date six months following the change of control; and

•                  on the one-year anniversary of the change of control.

On September 27, 2005, the Registrant entered into a Severance, Consulting and Release Agreement with Dominic Geraghty (the “Geraghty Agreement”), attached hereto as Exhibits 10.3.  Among other things, the Geraghty Agreement provides that Mr. Geraghty shall be terminated as an employee of the Registrant as of September 15, 2005 and shall be retained as a consultant to the Registrant. The Geraghty Agreement provides that in consideration for such termination and consulting services, the Company agreed to provide Mr. Geraghty with the following benefits: (i) a cash payment equal to $229,500, and (ii) fully paid COBRA premiums for himself and his eligible dependents.  Moreover, the Geraghty Agreement provides that if a change of control of the Registrant occurs within one year of September 15, 2005, the Company agreed to provide Mr. Geraghty with an additional payment of up to a maximum of $619,000.  Such payment of $619,000 shall be reduced by one-twelfth (1/12th) for each full month following September 15, 2005 in which a change of control does not occur.  Moreover, the Geraghty Agreement provides that in the event that, within nine months following September 15, 2005, an entity known by the Registrant and Mr. Geraghty as “C Squared” merges with or into the Registrant in a transaction constituting a change of control, then Mr. Geraghty is entitled to receive an additional maximum payment of $300,000, less applicable withholding; provided, however, that Mr. Geraghty’s cumulative payments in connection with a change of control shall in no event exceed a gross amount of $619,000.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the actual agreements.  Any information disclosed in this Current Report on Form 8-K or the exhibits hereto shall not be construed as an admission that such information is material.

Item 1.02               Termination of a Material Definitive Agreement

In connection with the Registrant entering into the Geraghty Agreement, the Registrant terminated that certain Letter Agreement by and between the Registrant and Dominic Geraghty, dated as of February 25, 2002, which sets forth, among other things, Mr. Geraghty’s base salary, target bonus, equity compensation, severance and change of control benefits and other benefits.

In connection with the Registrant entering into the Geraghty Agreement, the Registrant terminated that Change of Control Severance Agreement by and between the Registrant and Dominic Geraghty, dated as of March 29, 2002, which sets forth, among other things, certain severance benefits of Mr. Geraghty upon a change of control of the Registrant.  A brief description of such agreement is set forth in the Registrant’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2005.

In connection with the Registrant entering into the Dalla Betta Agreement, the Registrant terminated that Change of Control Severance Agreement by and between the Registrant and Ralph Dalla Betta, dated as of April 17, 2001, which sets forth, among other things, certain severance benefits of Mr. Dalla Betta upon a change of control of the Registrant.  A brief description of such agreement is set forth in the Registrant’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 25, 2005.

Item 9.01               Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Document
10.1†	Retention Agreement by and between the Registrant and Ralph Dalla Betta, dated as of September 27, 2005

10.2†	Retention Agreement by and between the Registrant and Joe Barry, dated as of September 27, 2005
10.3	Severance Consulting and Release Agreement by and between the Registrant and Dominic Geraghty, dated as of September 27, 2005

†              Confidential treatment requested for a portion of this agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack
Robert W. Zack, President, Chief Executive Officer and Chief Financial Officer

Date:  September 28, 2005

EXHIBIT INDEX

Exhibit Number	Document
10.1†	Retention Agreement by and between the Registrant and Ralph Dalla Betta, dated as of September 27, 2005
10.2†	Retention Agreement by and between the Registrant and Joe Barry, dated as of September 27, 2005
10.3	Severance Consulting and Release Agreement by and between the Registrant and Dominic Geraghty, dated as of September 27, 2005

†              Confidential treatment requested for a portion of this agreement.